                                                           EXHIBIT 99.(a)(5)(ii)

                          OFFER TO PURCHASE FOR CASH
                    All Outstanding Shares of Common Stock
                       (together with associated rights)

                                      of

                            Litton Industries, Inc.

                                      at

                             $80.00 Net Per Share

                                      by

                             LII Acquisition Corp.
                         a wholly owned subsidiary of
                         Northrop Grumman Corporation


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON FRIDAY, FEBRUARY 2, 2001, UNLESS THE OFFER IS EXTENDED.


                                                                January 5, 2001

To Our Clients:

  Enclosed for your consideration is an Offer to Purchase, dated January 5, 2001 (the "Offer to Purchase") and the related Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer") relating to the third party tender offer by LII Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Northrop Grumman Corporation, a Delaware corporation ("Parent"), to purchase all of the outstanding shares of common stock, par value $1.00 per share (together with the associated rights to purchase preferred stock of Litton Industries, Inc. (the "Company") pursuant to the Rights Agreement dated as of August 17, 1994 between the Company and The Bank of New York, the "Common Shares"), of the Company at a price of $80.00 per Common Share (the "Common Share Offer Price"), net to the seller in cash, less any required withholding of taxes and without the payment of any interest, upon the terms and subject to the conditions set forth in the Offer.

  We are the holder of record of Common Shares held by us for your account. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Common Shares held by us for your account. A tender of such Common Shares can be made only by us as the holder of record and pursuant to your instructions.

  Accordingly, we request instructions as to whether you wish to have us tender on your behalf any or all of the Common Shares held by us for your account, in accordance with the terms and subject to the conditions set forth in the Offer.

  Your attention is directed to the following:

  1. The Offer Price is $80.00 per Common Share, net to the seller in cash, without interest and less any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer.

  2. The Offer is being made for all outstanding Common Shares.

  3. The Offer is being made pursuant to the terms of an Agreement and Plan of Merger, dated as of December 21, 2000, among Parent, the Company and Purchaser (the "Merger Agreement"). The Merger

Agreement provides, among other things, for the making of the Offer by Purchaser. The Merger Agreement further provides that Purchaser will be merged with and into the Company (the "Merger") following the completion of the Offer and promptly after satisfaction or waiver of certain conditions. The Company will continue as the surviving corporation after the Merger and will be a wholly owned subsidiary of Parent.

  4. The Board of Directors of the Company has unanimously (i) determined that each of the Offer and the Merger is fair to, and in the best interests, of the common stockholders of the Company and (ii) approved and adopted the Merger Agreement and the transactions contemplated thereby and resolved to recommend acceptance of the Offer by the common stockholders of the Company and approval and adoption by the stockholders of the Company, if necessary, of the Merger Agreement. The Board of Directors of the Company makes no recommendation with respect to the tender of Preferred Shares (as defined below).

  5. The Offer and withdrawal rights will expire at 12:00 midnight, New York City time, on Friday, February 2, 2001, unless the Offer is extended.

  6. Tendering stockholders will not be obligated to pay any commissions or fees to any broker, dealer or other person or, except as set forth in Instruction 6 of the Letter of Transmittal, stock transfer taxes with respect to the transfer and sale of Common Shares to Purchaser or to its order pursuant to the Offer.

  7. The Offer is conditioned upon, among other things, (i) there being validly tendered and not properly withdrawn prior to the expiration or termination of the Offer a total of at least 25,562,006 Common Shares and shares of Series B $2 Cumulative Preferred Stock, par value $5.00 per share ("Preferred Shares"), which represents a majority of the total outstanding Common Shares and Preferred Shares on a fully-diluted basis, and (ii) the receipt of certain governmental and regulatory approvals. The Offer also is subject to other terms and conditions.

  If you wish to have us tender any or all of the Common Shares held by us for your account, please instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize a tender of your Common Shares, all your Common Shares will be tendered unless otherwise specified in such instruction form. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf on or prior to the expiration of the Offer.

                       INSTRUCTIONS WITH RESPECT TO THE

                          Offer to Purchase for Cash
                    All Outstanding Shares of Common Stock
                       (together with associated rights)

                                      of

                            Litton Industries, Inc.

                                      at

                             $80.00 Net Per Share

                                      by

                             LII Acquisition Corp.
                         a wholly owned subsidiary of
                         Northrop Grumman Corporation

  The undersigned acknowledge(s) receipt of your letter enclosing the Offer to Purchase, dated January 5, 2001, and the related Letter of Transmittal, in connection with the offer by LII Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Northrop Grumman Corporation, to purchase all of the outstanding shares of common stock, par value $1.00 per share (together with the associated rights to purchase preferred stock of Litton Industries, Inc. (the "Company") pursuant to the Rights Agreement dated as of August 17, 1994 between the Company and The Bank of New York, the "Common Shares"), of the Company at $80.00 per Common Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and related Letter of Transmittal.

  This will instruct you to tender to Purchaser the number of Common Shares indicated below (or, if no number is indicated below, all Common Shares) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal furnished to the undersigned.

  Number of Common   Common Shares*
    Shares to be
      Tendered:


-------------------  ----------------


                                                     SIGN BELOW

                                       ---------------------------------------
                                                    Signature(s)

                                       ---------------------------------------
                                                Please Print Name(s)

                                       ---------------------------------------
                                                       Address

                                       ---------------------------------------
                                                   Account Number

                                       ---------------------------------------
                                           Area Code and Telephone Number

                                       ---------------------------------------
                                        Taxpayer Identification Numbers(s) or
                                              Social Security Number(s)

                                       Dated: __________________________, 2001
-------
* Unless otherwise indicated, it will be assumed that all of your Common Shares held by us for your account are to be tendered.

                          OFFER TO PURCHASE FOR CASH
       All Outstanding Shares of Series B $2 Cumulative Preferred Stock

                                      of

                            Litton Industries, Inc.

                                      at

                             $35.00 Net Per Share

                                      by

                             LII Acquisition Corp.
                         a wholly owned subsidiary of
                         Northrop Grumman Corporation


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, FRIDAY, FEBRUARY 2, 2001, UNLESS THE OFFER IS EXTENDED.


                                                                January 5, 2001

To Our Clients:

  Enclosed for your consideration is an Offer to Purchase, dated January 5, 2001 (the "Offer to Purchase") and the related Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer") relating to the third party tender offer by LII Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Northrop Grumman Corporation, a Delaware corporation ("Parent"), to purchase all of the outstanding shares of Series B $2 Cumulative Preferred Stock, par value $5.00 per share ("Preferred Shares"), of Litton Industries, Inc., a Delaware corporation (the "Company"), at a price of $35.00 per Preferred Share (the "Preferred Share Offer Price"), net to the seller in cash, less any required withholding of taxes and without the payment of any interest, upon the terms and subject to the conditions set forth in the Offer.

  We are the holder of record of Preferred Shares held by us for your account. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Preferred Shares held by us for your account. A tender of such Preferred Shares can be made only by us as the holder of record and pursuant to your instructions.

  Accordingly, we request instructions as to whether you wish to have us tender on your behalf any or all of the Preferred Shares held by us for your account, in accordance with the terms and subject to the conditions set forth in the Offer.

  Your attention is directed to the following:

  1. The Offer Price is $35.00 per Preferred Share, net to the seller in cash, without interest and less any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer.

  2. The Offer is being made for all outstanding Preferred Shares.

  3. The Offer is being made pursuant to the terms of an Agreement and Plan of Merger, dated as of December 21, 2000, among Parent, the Company and Purchaser (the "Merger Agreement"). The Merger Agreement provides, among other things, for the making of the Offer by Purchaser. The Merger Agreement further provides that Purchaser will be merged with and into the Company (the "Merger") following the completion of the Offer and promptly after satisfaction or waiver of certain conditions. The Company will continue as the surviving corporation after the Merger and will be a wholly owned subsidiary of Parent.

  4. The Board of Directors of the Company has unanimously (i) determined that each of the Offer and the Merger is fair to, and in the best interests, of the common stockholders of the Company and (ii) approved and adopted the Merger Agreement and the transactions contemplated thereby and resolved to recommend acceptance of the Offer by the common stockholders of the Company and approval and adoption by the stockholders of the Company, if necessary, of the Merger Agreement. The Board of Directors of the Company makes no recommendation with respect to the tender of Preferred Shares.

  5. The Offer and withdrawal rights will expire at 12:00 midnight, New York City time, on Friday, February 2, 2001, unless the Offer is extended.

  6. Tendering stockholders will not be obligated to pay any commissions or fees to any broker, dealer or other person or, except as set forth in Instruction 6 of the Letter of Transmittal, stock transfer taxes with respect to the transfer and sale of Preferred Shares to Purchaser or to its order pursuant to the Offer.

  7. The Offer is conditioned upon, among other things, (i) there being validly tendered and not properly withdrawn prior to the expiration or termination of the Offer a total of at least 25,562,006 common stock, par value $1.00 per share (together with the associated rights to purchase preferred stock of Litton Industries, Inc. pursuant to the Rights Agreement dated as of August 17, 1994 between Litton Industries, Inc. and The Bank of New York, the "Common Shares"), and Preferred Shares, which represents a majority of the total outstanding Common Shares and Preferred Shares on a fully-diluted basis, and (ii) the receipt of certain governmental and regulatory approvals. The Offer also is subject to other terms and conditions.

  If you wish to have us tender any or all of the Preferred Shares held by us for your account, please instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize a tender of your Preferred Shares, all your Preferred Shares will be tendered unless otherwise specified in such instruction form. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf on or prior to the expiration of the Offer.

                       INSTRUCTIONS WITH RESPECT TO THE
                          Offer to Purchase for Cash
       All Outstanding Shares of Series B $2 Cumulative Preferred Stock

                                      of

                            Litton Industries, Inc.

                                      at

                             $35.00 Net Per Share

                                      by

                             LII Acquisition Corp.
                         a wholly owned subsidiary of
                         Northrop Grumman Corporation

  The undersigned acknowledge(s) receipt of your letter enclosing the Offer to Purchase, dated January 5, 2001, and the related Letter of Transmittal, in connection with the offer by LII Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Northrop Grumman Corporation, to purchase all of the outstanding shares of Series B $2 Cumulative Preferred Stock, par value $5.00 per share ("Preferred Shares"), of Litton Industries, Inc., a Delaware corporation, at $35.00 per Preferred Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and related Letter of Transmittal.

  This will instruct you to tender to Purchaser the number of Preferred Shares indicated below (or, if no number is indicated below, all Preferred Shares) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal furnished to the undersigned.

 Number of Preferred Preferred Shares*
    Shares to be
      Tendered:


-------------------  ----------------


                                                     SIGN BELOW

                                       _______________________________________
                                                    Signature(s)

                                       _______________________________________
                                                Please print name(s)

                                       _______________________________________
                                                       Address

                                       _______________________________________
                                                   Account Number

                                       _______________________________________
                                            Area Code & Telephone Number

                                       _______________________________________
                                        Taxpayer Identification Number(s) or
                                              Social Security Number(s)

                                       Dated: __________________________, 2001
-------
* Unless otherwise indicated, it will be assumed that all of your Preferred Shares held by us for your account are to be tendered.

                                       3